UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008

Hot Topic, Inc.

(Exact name of registrant as specified in its charter)

California	0-28784	77-0198182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18305 E. San Jose Avenue, City of Industry, California		91748
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 839-4681

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 10, 2008, the Board of Directors of Hot Topic, Inc. (the “Company”) extended the post-termination exercise period from 120 to 180 days for currently outstanding stock options held by, and future stock options granted to, current and former non-employee directors of the Company, under the Company’s 2006 Equity Incentive Plan and the Company’s 1996 Non-Employee Directors’ Stock Option Plan. A copy of the Company’s 1996 Non-Employee Directors’ Stock Option Plan, as so amended, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
10.1	1996 Non-Employee Directors’ Stock Option Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOT TOPIC, INC.

By:	/s/ James McGinty
James McGinty Chief Financial Officer

Date: June 13, 2008

INDEX TO EXHIBITS

Number	Description
10.1	1996 Non-Employee Directors’ Stock Option Plan, as amended.